UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 30, 2025

LIXTE BIOTECHNOLOGY HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

delaware	001-39717	20-2903526
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

433 Plaza Real, Suite 275

Boca Raton, Florida 33432

(Address of principal executive offices)

(631) 830-7092

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act of 1933 (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(e) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	LIXT	The NASDAQ Stock Market, LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry Into a Material Definitive Agreement

On December 30, 2025, Lixte Biotechnology Holdings, Inc., a Delaware corporation (the “Company”), entered into a Share Exchange Agreement (the “Agreement”) with Orbit Capital Inc., a Cayman Islands corporation (“Orbit”).

Pursuant to the Agreement, Orbit exchanged 2,700 shares of the Company’s Series C Preferred Stock (the “Series C Shares”) for 700,000 shares of the Company’s common stock, $0.001 par value per share (the “Common Stock”), and 200 ordinary shares, representing 20% of the outstanding securities, of the Company’s wholly-owned subsidiary Liora Technologies Europe Ltd., a corporation organized under the laws of England and Wales (“Liora”). Upon closing of the exchange contemplated by the Agreement, all of the Company’s Series C Shares were cancelled and the Company held 800 ordinary shares of Liora.

Item 3.02 Unregistered Sales of Equity Securities.

The disclosure set forth above in Item 1.01 of this Form 8-K relating to exchange of the Series C Shares for Common Stock to Orbit pursuant to the Agreement, is incorporated by reference herein in its entirety.

The exchange of the Common Stock to be issued in connection with the exchange of the Series C Shares pursuant to the Agreement was made in reliance upon the exemption from registration contained in Section 4(a)(2) of the Securities Act of 1933 (the “Securities Act”), as amended and/or Rule 506 of Regulation D of the Securities Act and in reliance on similar exemptions under applicable state laws. This Form 8-K shall not constitute an offer to sell or the solicitation of any offer to buy the securities discussed herein, nor shall there be any offer, solicitation, or sale of the securities in any state in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

The Agreement with Orbit Capital Inc. is being filed as an exhibit to this Current Report on Form 8-K and is incorporated herein by reference. The foregoing description does not purport to be complete and is qualified in its entirety by reference to the full text of the agreement, which is filed herewith as Exhibits 10.1.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits. The following exhibits are filed herewith.

Exhibit Number	Description
10.1	Share Exchange Agreement dated December 30, 2025, among Orbit Capital Inc. and Lixte Biotechnology Holdings,
104	Cover Page Interactive Data File (embedded within the inline XBRL Document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 31, 2025	LIXTE BIOTECHNOLOGY HOLDINGS, INC.
(Registrant)

	By:	/s/ Geordan Pursglove
Geordan Pursglove
Chairman of the Board and Chief Executive Officer